OTHER NON-CURRENT ASSETS, NET (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
OTHER NON-CURRENT ASSETS, NET
Long-term receivables from suppliers	$ 4,112	$ 4,442
Legal deposit	104	104
Other non-current assets, gross	4,216	4,546
Less: impairment for uncollectible receivables	(4,216)	0
Other non-current assets, net		4,546
Prepayment amounts purchase of automobiles	$ 3,916	$ 4,231